Exhibit 99.1



              Mid-FIRST QUARTER 2006 UPDATE FOR SIMTEK CORPORATION

     o    Customer orders increasing significantly

     o    Manufacturing output increasing to support growth in customer demand

     o    New head of operations hired

     o    Integration of ZMD nvSRAM acquisition progressing well

     o    Fourth quarter press release and conference call set for March 10th

COLORADO SPRINGS, Colorado- March 2, 2006 - Simtek Corporation (OTC Bulletin
Board: SRAM ), the inventor, pioneer, and world's leading supplier of advanced monolithic nonvolatile static random access memory (nvSRAM) integrated circuits released its mid-first quarter 2006 update.

To date in the quarter:

     o Bookings from Simtek's historical customer base exceed 80% of Q405. Continued growth is expected.

     o With the addition of bookings from former ZMD customers, consolidated bookings are about 110% of Q405.

     o Revenues from Simtek's historical customer base exceed 70% of Q405, and should achieve previous guidance of 10% to 15% growth over Q405.

     o Revenue from former ZMD customers will be incorporated in consolidated financial results at the end of the quarter. Consolidated revenues are about 90% of the total for Q405.

Simtek acquired the nvSRAM product line from ZMD at the end of 2005. Integration into Simtek's infrastructure is proceeding well. Customer acceptance of the transition is high. Support from ZMD has been excellent. Simtek is observing growth in demand from many of the previously shared customers, especially in the RAID-controller market. The company's supply chain is ramping up to support this growth. In preparation for this new set of challenges for Simtek's manufacturing operation, the position of Vice-president of Worldwide Operations has been created and an experienced leader from Hewlett Packard has been recruited.

"We are pleased to add Mr. Chris McComb to our leadership team as Vice President of Worldwide Operations. Chris comes most recently from Hewlett Packard, a leader in global supply chain management. He has a wealth of experience in manufacturing operations in small, medium, and large companies and has managed complex global supply chains for most of his career. He is an excellent addition to the management team and will help propel Simtek toward sustainable profitability," stated Harold A. Blomquist, Simtek President and Chief Executive Officer.




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With the added procedural and accounting matters related to the integration and financial reporting of the acquisition of the nvSRAM product line from ZMD, Simtek has postponed the schedule for the release of fourth quarter and year end financials to Friday, March 10, 2006, and will hold its investor conference call at 10:00am Eastern Standard Time. Additional information on the conference call will be made available shortly.

About Simtek Corporation

Simtek Corporation designs and markets high-speed, re-programmable, nonvolatile semiconductor memory products, for use in a variety of systems including RAID servers, high performance workstations, GPS navigational systems, robotics, copiers and printers, and networking and broadcast equipment. Information on Simtek products can be obtained from its web site: www.simtek.com; email: information@simtek.com. The company is headquartered in Colorado Springs, Colorado.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements predicting Simtek's future growth. These forward-looking statements are inherently difficult to predict and involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to, projections of future performance including predictions of future profitability and expectations of the business environment in which Simtek operates. For a detailed discussion of these and other risk factors, please refer to Simtek's filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-KSB and subsequent Form 10-Q and Form 8-K filings.

Source:  Simtek

IR Contact for Simtek
Sheldon Lutch
Fusion IR & Communications
sheldon@fusionir.com
212.268.1816

Company Contact for Simtek:
Brian Alleman
information@simtek.com